	|	CLOSED-END FUND
GLOBAL DYNAMIC DIVIDEND FUND

MANAGEMENT | Jill K. Evans & Kevin Shacknofsky (Since Inception)	as of September 30, 2006

INVESTMENT OBJECTIVE
The Alpine Global Dynamic Dividend Fund’s primary investment objective is high current dividend income, of which more than 50% qualifies for reduced Federal income tax rates. The Fund also focuses on long-term growth of capital as its secondary investment objective.

INVESTMENT STRATEGY
The Fund seeks to achieve these goals by employing a research-driven approach to identifying companies globally with the potential for dividend increases and capital appreciation.

The Fund expects to invest at least 80% of its net assets in the equity securities of domestic and foreign companies that pay dividends.

		Distribution by Region
		39.18% North America 49.85% Europe 1.05% Asia 9.92% Australia/ New Zealand

		Top Five Countries

		United States	38.49%	Sweden	7.46%
		United Kingdom	12.72%	Finland	5.24%
		Australia	8.90%

Fund Facts
Symbol	AGD	Dividends Declared
Market Price	$20.55
NAV (09/30/06)	$19.30	Record	Ex-Distribution	Payable
Premium/Discount	Premium of +6.08%	Date	Date	Date	Amount
Inception Date	7/26/06	11/20/06	11/16/06	11/24/06	$0.15
Inception NAV	$19.06	10/23/06	10/19/06	10/27/06	$0.15
Inception Share Price	$20.00	09/18/06	09/14/06	09/22/06	$0.15
Total Net Assets†	$453.2
Total Number of Holdings	118	Portfolio Distribution ❖
Shares Outstanding	23,475,436

Diversified Financial Services  10.9%

Total Short Term  7.5%

Oil & Gas  6.6%

Oil & Gas Services  6.6%

Commerical Services  6.0%

Mining  5.8%

Food  4.9%

Miscellaneous

Manufacturing  3.9%

Retail  3.9%

Engineering & Construction  3.6%

Banks  3.3%

Lodging  3.2%

Telecommunications  3.0%

Chemicals  2.7%

Entertainment  2.7%

Investment Companies  2.6%

Machinery-Construction & Mining  2.5%

Transportation  2.0%

1.8%  Media

1.7%  Machinery-Diversified

1.6%  Aerospace/Defense

1.4%  Home Furnishings

1.4%  Shipbuilding

1.2%  Cosmetics/Personal Care

1.1%  Iron/Steel

1.1%  Forest Products & Paper

1.1%  Healthcare-Products

1.0%  Beverages

1.0%  Electronics

0.9%  Holding Companies-Diversified

0.7%  Savings & Loans

0.6%  Healthcare-Services

0.4%  Pharmaceuticals

0.4%  Home Builders

0.4%  Computers

0.3%  Software

0.2%  Total Participation Notes

Distribution Per Share	$0.15
Current Market Yield	8.76%
†Assets listed in $ millions

Top Ten Holdings ❖
Ashland Inc	2.46%
Nutreco Holding NV	2.38%
Mitchells & Butlers	2.31%
AarhusKarlshamn AB	2.06%
Eutelsat Communications	1.99%
Wartsila Corporation	1.93%
Diamond Offshore Drilling	1.87%
UBS AG-Registered	1.87%

The Alpine Global Dynamic Dividend Fund (closed-end) The techniques and strategies used by the Alpine Global Dynamic Dividend closed-end Fund might result in a high degree of portfolio turnover. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder and generally list their shares for trading on a securities exchange. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities. However, shares of closed-end funds frequently trade at a discount from their net asset value.

EMAP plc	1.83%
Aker Kvaerner ASA	1.76%
Top 10 Holdings	20.46%

1 ( 8 8 8 ) 7 8 5 . 5 5 7 8	|	e M A I L : i n f o @ a l p i n e f u n d s . c o m	12	❖ Portfolio holdings and distributions are subject to change and
		w w w. a l p i n e f u n d s . c o m		are not recommendations to buy and sell any security.